UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 7, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

As previously reported on Current Report Form 8-K filed on February 2, 2024, on January 31, 2024, Alzamend Neuro, Inc., a Delaware corporation (the “Company”), filed a Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Original Certificate of Designations”). On March 1, 2024, the Company filed with the Secretary of State of the state of Delaware an Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Amended and Restated Certificate of Designations”). The Amended and Restated Certificate of Designations amended and restated the Original Certificate of Designations to correct all references from Series A Preferred Stock to Series B Preferred Stock and clarified the voting rights of the Series B convertible preferred stock, par value $0.0001 per share (“Series B Convertible Preferred Stock”) in accordance with the rules of the Nasdaq Stock Market. No other amendments were made to the preferences and rights of the Series B Convertible Preferred Stock.

The foregoing description of the Amended and Restated Certificate of Designations is qualified in its entirety by reference to the complete Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock of Alzamend Neuro, Inc., a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Additionally, on March 1, 2024, the Company filed with the Secretary of State of the state of Delaware, a Certificate of Elimination of the Certificate of Designations of Preferred Stock of Alzamend Neuro, Inc. (the “Certificate of Elimination”), with respect to the Company’s Series A convertible preferred stock, par value $0.0001 per share (“Series A Convertible Preferred Stock”). The Certificate of Elimination which, effective upon filing, eliminated from the Company’s Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Alzamend Neuro, Inc., originally filed with the Secretary of State of the state of Delaware on August 2, 2016. A copy of the Certificate of Elimination with respect to the Company’s Series A Convertible Preferred Stock is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, filed with the Delaware Secretary of State on March 1, 2024.

3.2	Certificate of Elimination of the Series A Convertible Preferred Stock of Alzamend Neuro, Inc.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: March 7, 2024	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel